                                                                   Exhibit 10.11

                              AMENDMENT AGREEMENT
                              -------------------



     AMENDMENT AGREEMENT dated as of December 23, 1994 between MERCOM, INC. (the "Borrower"), a Delaware corporation, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK (the "Bank"), a New York State banking corporation.

     WHEREAS, the Borrower and the Bank entered into a Credit Agreement dated as of November 26, 1989 (the "Credit Agreement");

     WHEREAS, the Credit Agreement has been previously amended by an amendment agreement dated as of November 26, 1989, two amendment agreements, each dated as of April 5, 1990, and Amendment Agreements dated as of December 22, 1992 and December 15, 1993; and

     WHEREAS, the Borrower wishes to further amend the Credit Agreement as provided below and the Bank is willing to so amend the Credit Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1.  Amendment of Credit Agreement.
                 -----------------------------

     1.1  Section 2.9(c) shall be amended in its entirety as follows:

     "(c) The Commitment shall be further reduced, on each Commitment Reduction Date, according to the following table:


COMMITMENT REDUCTION                                 AMOUNT TO BY WHICH
       DATE                                       COMMITMENT TO BE REDUCED
--------------------                              ------------------------
December 31, 1994                            4.9603175% of the Commitment in
                                             effect on the Termination Date

March 31, 1995                               3.5198413% of the Commitment in
                                             effect on the Termination Date

June 30, 1995                                3.5198412% of the Commitment in
                                             effect on the Termination Date

December 31, 1995                            16% of the Commitment in effect on
                                             the Termination Date

                                      -2-

December 31, 1996                            20% of the Commitment in effect on
                                             the Termination Date

December 31, 1997                            20% of the Commitment in effect on
                                             the Termination Date

December 31, 1998                            20% of the Commitment in effect on
                                             the Termination Date


No reduction of the Commitment pursuant to subsection (b) shall reduce the amount of any subsequent mandatory reduction of the Commitment pursuant to subsection (c)."

     Section 2.  Miscellaneous.
                 -------------

     2.1  Terms not defined herein are used as defined in the Credit Agreement.

     2.2 The provisions of Section 1 of this Amendment Agreement are hereby incorporated into and made a part of the Credit Agreement as if fully set forth therein.

     2.3 This Amendment Agreement shall be effective as of the date hereof upon receipt by the Bank of (i) a copy of this Amendment Agreement executed on behalf of the Borrower and the Bank, (ii) a certificate of a duly authorized officer of the Borrower dated as of the date of the delivery of this Amendment Agreement to the Bank to the effect that (a) no Default or Event of Default (as such terms are defined in the Credit Agreement) has occurred and is continuing and (b) the representations and warranties contained in the Credit Agreement are true with the same force and effect as if made on the date of such certificate, (iii) certified copies of all corporate action taken by the Borrower to authorize the execution, delivery and performance of this Amendment Agreement and (iv) a certificate of a duly authorized officer of the Borrower as to the incumbency, and setting forth a specimen signature, of the person who has signed this Amendment Agreement on behalf of the Borrower.

     2.4 This Amendment Agreement shall be governed by and construed in accordance with the law of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed as of the day first above written.


                                       MERCOM, INC.

                                       By: /s/ Bruce Godfrey
                                          -------------------------------
                                          Title:

                                       MORGAN GUARANTY TRUST COMPANY
                                            OF NEW YORK

                                       By:
                                          -------------------------------
                                          Title: